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                                                                    EXHIBIT 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

            As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated June 3, 1998, included in Lafarge Corporation's Form 8-K/A dated June 3, 1998 and to all references to our Firm included in this Registration Statement on Form S-8 to register 1,000,000 shares of common stock for the Lafarge Corporation Employee Stock Purchase Plan.




                                            ARTHUR ANDERSEN LLP


Washington, D.C.,
October 15, 1998.




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